Exhibit 99.2 JULY 16, 2026 ARRAY to Acquire Affordable Wire Management(AWM) INVESTOR PRESENTATION 0

DISCLAIMER systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our FORWARD LOOKING STATEMENTS intellectual property and other proprietary rights; delays in construction projects and any failure to manage our This presentation contains forward-looking statements that are based on our management’s beliefs and inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including assumptions and on information currently available to our management. Forward-looking statements include increases in shipping costs; defects or performance problems in our products, which could result in loss of statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” product development operations; our ability to retain our key personnel or failure to attract additional qualified or similar expressions and the negatives of those terms. These statements include statements regarding the personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion proposed acquisition (the “AWM Acquisition”) by a subsidiary of ARRAY Technologies, Inc. (“ARRAY” or the into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive “Company”) of Affordable Wire Management, LLC (“AWM”), including the anticipated benefits (and synergies) of the data or theft of confidential information and the use of artificial intelligence by cyber threat actors; a failure to AWM Acquisition, the anticipated impact of the AWM Acquisition on the Company’s business and future financial maintain an effective system of integrated internal controls over financial reporting, which may impair our ability to and operating results, the expected timing of the AWM Acquisition, including the expected closing date of the AWM report our financial results accurately; our substantial indebtedness, risks related to actual or threatened public Acquisition and the timing of expected synergies and returns from the AWM Acquisition, the expectation that AWM's health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws senior management team will remain with the business following the closing of the AWM Acquisition, and the and regulations, that are applied adversely to us or our customers; our ability to successfully integrate APA Solar, Company’s future financial position, business strategy, revenues, earnings, free cash flow, costs, capital LLC into our existing operations and realize the anticipated benefits or synergies of the acquisition; and other factors expenditures and debt levels of the combined company, and plans and objectives of management for future listed and described in more detail in the section captioned “Risk Factors” in our Annual Report on Form 10-K, our operations. Quarterly Reports on Form 10-Q, and our other documents on file with the U.S. Securities and Exchange Commission, each of which can be found on our website, www.arraytechinc.com. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of risks and uncertainties, including without limitation: the ability to complete the AWM Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward- Acquisition on anticipated terms and timetable; ARRAY’s ability to integrate AWM ’s operations successfully and in looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. the expected time period; the Company’s ability to achieve the strategic and other objectives relating to the AWM You should read this presentation with the understanding that our actual future results may be materially different Acquisition; the possibility that closing conditions for the AWM Acquisition may not be satisfied or waived; risks from what we expect. Except as required by law, we assume no obligation to update these forward-looking relating to any unforeseen liabilities of AWM; changes in growth or the rate of growth in demand for solar energy statements, or to update the reasons actual results could differ materially from those anticipated in these forward- projects; factors outside of our control affecting the variability and demand for solar energy, including but not limited looking statements, even if new information becomes available in the future. to, the retail price of electricity, availability of in-demand components like high-voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy NON- GAAP FINANCIAL INFORMATION and solar energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry, competition from conventional and renewable energy sources; a loss of one or more of our This presentation references certain financial measures that are not presented in accordance with U.S. generally significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price accepted accounting principles (“GAAP”), including AWM's trailing twelve-month EBITDA. of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of AWM trailing twelve-month EBITDA means net income plus interest expense, income tax expense (benefit), operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the depreciation, and amortization during the twelve-month period ended May 31, 2026. availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and reduce the demand for our products; existing electric This presentation also refers to ARRAY's Adjusted EPS. We define Adjusted net (loss) income as net (loss) income to utility industry policies and regulations, and any subsequent changes or new related policies and regulations, common stockholders plus (i) amortization of intangibles, (ii) amortization of developed technology and backlog, (iii) including as a result of the One Big Beautiful Bill Act, which may present technical, regulatory and economic barriers amortization of debt discount and issuance costs, (iv) Series A preferred stock accretion, (v) equity-based to the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our compensation, (vi) change in fair value of contingent consideration, (vii) certain legal expenses, (viii) acquisition- ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our related expenses, and (ix) income tax expense adjustments. We define Adjusted net (loss) income per common supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or share as Adjusted net (loss) income divided by the basic and diluted weighted average number of shares outstanding restrictions on imports and exports; changes in the global trade environment, including the continuation or for the applicable period. imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Ukraine-Russia war, attacks on MARKET AND INDUSTRY DATA shipping in the Red Sea and Straight of Hormoz, conflict in the Middle East, changing trade policies, and inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or This presentation also contains information regarding our market and our industry that is derived from third-party our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable research and publications. That information may rely upon a number of assumptions and limitations, and we have energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy not independently verified its accuracy or completeness. 1 AWM ACQUISITION

TRANSACTION OVERVIEW

AWM ACQUISITION

- ARRAY will acquire 100% of Affordable Wire Management (AWM), a leading independent provider of **cable-management systems** for **utility-scale solar projects** in the U.S. with a growing portfolio of solutions for **battery energy storage solutions (BESS) and datacenter** applications
- AWM's highly complementary solutions expand ARRAY's platform across two key areas:
  - **Utility-scale solar solutions –** cable management systems and other hardware engineered to optimize system efficiency and designed for manufacturability enabling high-volume scale
  - **BESS & datacenter solutions –** special line of products designed for durability, ease of installation, and long-term performance across both BESS and datacenter applications
- Total consideration of $203 million, consisting of a base purchase price of $153 million and up to an additional $50 million in deferred consideration and performance earnout, together representing a multiple of ~8.8x AWM trailing 12-month EBITDA(1)(2)
- Expected to be high single digit accretive to ARRAY's Adjusted EPS(2) in year 1 *before* synergies
- Purchase price at closing expected to be funded with cash on hand
- Closing expected in the third quarter of 2026(3)

(1) Excludes the benefit of expected tax savings that will be created by stepping up the tax basis of AWM's assets and other related deductions.
(2) A non-GAAP financial measure.
(3) Subject to regulatory clearance and customary closing conditions.

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AWM INVESTMENT THESIS

AWM ACQUISITION

01 Expands Share of Wallet

Expected to expand ARRAY's addressable global market by $200M-$250M

- AWM's core U.S. cable management alone represents an opportunity of ~$150M annually

Significant growth opportunities

- International expansion represents a natural next phase of growth
- Adjacent attach into BESS and datacenter applications, supported by AI-driven load growth and US onshoring

02 Financially Compelling

Attractive valuation

- ~8.8x AWM trailing 12-month EBITDA(1)
- Multiple goes down as EBITDA based earnout is achieved
- Basis step-up is expected to create incremental tax savings

Immediately accretive

- Expected to be high single digit accretive to ARRAY's Adjusted EPS in year 1 *before* synergies

03 Building the Leading BOS Platform

Advances Balance of Systems (BOS) strategy

- Brings tracker, foundations and wire management together through a more integrated utility-scale solar offering
- Strengthens ARRAY's ability to support customers, leading to higher yield and lower installed cost
- Supports system costs optimization through greater product interoperability

04 Significant Cost & Revenue Synergies

Potential cost synergies in:

- Procurement strategy
- Application engineering

Potential revenue synergies from:

- Cross-selling opportunities
- International & industry expansion
- Broader integrated product offering

(1) Includes the Base Purchase Price of $153 million and max deferred consideration and performance earnout of $50 million and excludes the benefit of expected tax savings that will be created by stepping up the tax basis of AWM's assets and other related deductions. Trailing twelve-month as of May 31, 2026

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AWM AT A GLANCE Founded in 2020 by Scott Rand and Dan Smith, AWM has scaled to nearly (1) $60M in revenue in five years – building a leading wire-management franchise in utility-scale solar. u Wire management products organize, secure, and protect electrical wiring to improve system reliability, safety, installation efficiency, and long-term performance u AWM has developed proprietary designs that offer greater durability, enhanced thermal management, and lower resistive losses than conventional solutions u A leader in U.S. utility-scale solar with significant growth opportunities in international markets, BESS, and datacenter applications u Company has a capital-light model—design products in-house and outsource manufacturing to third parties u Business has been consistently profitable from inception u Headquarters and principal operations located in Tempe, AZ >40 GW 150+GW Installed base Supply-chain capacity Top 10 >70 EPCs all selected AWM Patent assets 4 (1) Trailing twelve-month as of May 31, 2026 AWM ACQUISITION

COMPREHENSIVE WIRE MANAGEMENT SOLUTIONS Utility-Scale BESS & Data Center Utility-Scale Solar PV Strata Cleat System CMS (Cable Management System) Bonsai Product Line SUMAC Product Line Solar LOTO StrataPack System 5 AWM ACQUISITION

AWM ACQUISITION

VALUE ENHANCED BY AWM'S INNOVATIVE ENGINEERING

AWM products have demonstrated 20%+ increases in ampacity compared to alternative solutions



Gen5s Arden Hanger


70
65
60
55
50
45
39.9
59.4

Arrangement of cables is analyzed in AWM's sophisticated ampacity model


AWM HANGER
MODEL 31-0158-01
CABLE DETAILS
PER ELECTRICAL
PER ELECTRICAL
MAIN TRUNK BUS CABLES
MAX (2) 350 KCMIL AL
MUST USE THIS POSITION
PER ELECTRICAL
THIS POSITION MUST
REMAIN UNUSED

Arrangement of cables is specified by the Engineer of Record (EOR) in the design plans

Higher ampacity generally means the conductor can carry more electrical load safely. Proper wire management can help maintain ampacity by improving airflow and reducing heat buildup around cables.

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AWM ACQUISITION

EXPANDING SHARE OF WALLET

Beyond the core CMS, AWM's existing products can more than double revenue per MW

Wire Management Market Opportunity

$200M-$250M
Current AWM Global Opportunity[1]


International
Solar & BESS
U.S.
Solar & BESS

New Product Development *unlocks significant incremental opportunity in electrical BOS across* ***solar, BESS, and datacenters***

Key Takeaways

- Wire management serves utility-scale solar and BESS projects at attractive margins with AWM positioned as a market leader in solar solutions with CMS
- International expansion and extension into BESS and datacenters driving next phase of growth
- Attractive contribution margins on incremental sales – *leveraging existing sales team*
- Future integrated product roadmap to optimize system solution driving cost reduction in structural and electoral balance of system


CMS
Bonsai
BESS
EZ Pile

CMS
Core hanger system

Bonsai
Back-of-module

SUMAC
Disconnect rail

Kitting
Per-block 3PL

BESS
Storage attach

EZ Pile
Proprietary post

(1): Wire-management TAM derived from management estimates based on AWM's existing product portfolio and third-party installed-capacity forecasts — Wood Mackenzie Global Solar & BESS

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CREATING AN INTEGRATED AND INTEROPERABLE BALANCE OF SYSTEMS SOLUTION FOR UTILITY-SCALE SOLAR

AWM ACQUISITION

ARRAY

TRACKERS & SOFTWARE

DuraTrack®, OmniTrack®, SkyLink™, DuraTrack D2S™, and SmartTrack®



APA SOLAR RACKING

FIXED-TILT & ENGINEERED FOUNDATIONS

Fixed-tilt racking, engineered foundations, and supplier for AWM's EZ Pile



AWM

COMPREHENSIVE WIRE MANAGEMENT SOLUTIONS

Ampacity and routing optimized to and from the tracker



TOGETHER: ***an integrated, interoperable BOS platform***

- Higher energy yield
- Lower installed cost
- Greater reliability

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AWM ACQUISITION

AWM CREATES NEW GROWTH VECTORS FOR ARRAY IN BESS & DATACENTERS

AWM has developed dedicated wire management products for BESS and datacenter applications

StrataPack – BESS & Datacenter Wire Management Solution

Flexible to Field Conditions	Prebuilt-in adjustability handles variable lengths and offsets between the BESS unit and transformer
Rated Platform	Engineered to support personnel weight for safe access during commissioning or maintenance.
Adaptable to Various Foundation Types	Compatible with a range of support foundations including precast blocks, fence posts, or anchors
Complete Solution	Including StrataPack, Cable Cleats, and Ampacity modeling

Currently shipping to major BESS integrators

First datacenter backlog order via StrataPack

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BUILDING ON ARRAY’S CORE STRENGTHS What ARRAY Brings Value to AWM International expansion for AWM products Global sales channel Distribution across LATAM, EMEA, APAC Operational scale Reduce product costs Economies of scale through extensive global manufacturing, sourcing, and logistics networks to lower COGS APA strategic partner In-house, scalable foundation manufacturing APA production of AWM's proprietary EZ Pile Access to leading domestic fixed-tilt market Accelerate new product development Balance sheet and R&D Bankability, >100GW install base, & robust patent portfolio 10 AWM ACQUISITION

DETAILED TRANSACTION TERMS ► $153 million less customary purchase price adjustments Purchase Price — 100% of the purchase price payable in cash at closing, the Closing Payment ► Up to an additional $50 million payable through 2028, the “Additional Consideration” — $5 million to be paid on each of the first and second anniversaries of the closing based on the continued employment of two founders, the “Continuing Employment Consideration” (1) — Considered compensatory (i.e., P&L expense) Additional — Up to $40 million payable in three installments of up to $8 million, up to $16 million, and up to $16 million based on AWM’s Consideration achievement of certain EBITDA targets for 2026, 2027, and 2028, respectively, the “Performance Earn-Outs” — ARRAY may elect to pay each portion of the Additional Consideration in cash or shares of ARRAY common stock, solely at its option — If paid in ARRAY common stock, the number of shares delivered will be determined by dividing the earn-out amount payable by the 10-day VWAP of ARRAY common stock ending on the day immediately prior to payment ► Upon the closing of the transaction, ARRAY will step-up its basis in AWM’s assets which will result in incremental tax depreciation and Basis Step-Up amortization (i.e., the entire purchase consideration is deductible for tax over the life of AWM’s assets) ► HSR clearance and other customary closing conditions Key Conditions to Closing► Closing expected in the third quarter of 2026 11 (1) Because the Continuing Employment Earn-Out is conditioned on the founders’ continued employment, the payments will be considered compensation expense. We expect to exclude deferred consideration from ARRAY's Adjusted EBITDA and Adjusted Net Income in ARRAY's reporting. AWM ACQUISITION

THE STRATEGIC AND FINANCIAL CASE IS CLEAR

AWM ACQUISITION

01 Leading Platform

- Entry into wire management, with a leading suite of proven and highly-engineered products
- Natural extension into BESS and datacenter solutions with StrataPack system

02 Financially Compelling

- Consistently profitable market leader
- ~8.8x AWM trailing 12-month EBITDA[1]
- Expected to be high single digit accretive to ARRAY's Adjusted EPS in year 1 *before synergies*[2]

03 Engineering Integration

- Tracker, foundations and wire management designed together — higher yield, lower cost
- System optimization opportunities to drive down cost through interoperability

04 Significant Synergy Opportunities

- Revenue expansion through cross-selling, international & industry expansion, and new product development
- Cost optimization across procurement and engineering

(1) Includes the Base Purchase Price of $153 million and max deferred consideration and performance earnout of $50 million and excludes the benefit of expected tax savings that will be created by stepping up the tax basis of AWM's assets and other related deductions. Trailing twelve-month as of May 31, 2026
(2) Subject to regulatory clearance and customary closing conditions.

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THANK YOU investors@arraytechinc.com 13 AWM ACQUISITION